  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 1997


                                                REGISTRATION NO. 333-34977

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                             AMENDMENT NO. 1

                                    TO

                                   FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------
                          MATRIX CAPITAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         COLORADO                      6162                  84-1233716
     (STATE OR OTHER       (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER
     JURISDICTION OF        CLASSIFICATION CODE NUMBER)  IDENTIFICATION NO.)
     INCORPORATION OR
      ORGANIZATION)




            1380 LAWRENCE STREET, SUITE 1410 DENVER, COLORADO 80204
                                (303) 595-9898
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                                 GUY A. GIBSON
                                   PRESIDENT
                          MATRIX CAPITAL CORPORATION
                       1380 LAWRENCE STREET, SUITE 1410
                            DENVER, COLORADO 80204
                                (303) 595-9898
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ---------------
                                  COPIES TO:

       RONALD J. FRAPPIER, ESQ.                 GORDON M. BAVA, P.C.
       T. ALLEN MCCONNELL, ESQ.            MANATT, PHELPS & PHILLIPS, LLP
  JENKENS & GILCHRIST, A PROFESSIONAL        11355 W. OLYMPIC BOULEVARD
              CORPORATION                   LOS ANGELES, CALIFORNIA 90064
     1445 ROSS AVENUE, SUITE 3200
          DALLAS, TEXAS 75202

                               ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                               ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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


                             EXPLANATORY NOTE

  This Amendment No. 1 to the Registration Statement is being filed solely to state the expenses associated with the issuance and distribution of the securities and to effect the filing of the Exhibits contained herein. Accordingly, this Amendment No. 1 to the Registration Statement omits the Prospectus included in the forepart of the Registration Statement and all items of Part II of the Registration Statement other than the expenses included in Item 13, Other Expenses of Issuance and Distribution, and the index to exhibits included in Item 16, Exhibits.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   Securities and Exchange Commission registration fee................ $  6,061
   NASD fee...........................................................    2,500
   Trustees' fees and expenses........................................    5,000
   Legal fees and expenses............................................   80,000
   Blue Sky fees and expenses.........................................    2,500
   Accounting fees and expenses.......................................   50,000
   Printing expenses..................................................   75,000
   Miscellaneous expenses.............................................   13,939
                                                                       --------
     Total............................................................ $235,000
                                                                       ========

ITEM 16. EXHIBITS

  (a) Exhibits

  1.1*  Form of Purchase Agreement
  3.1+  Form of Amended and Restated Articles of Incorporation of Matrix
        Capital Corporation (3.1)
  3.2+  Form of Bylaws of Matrix Capital Corporation, as amended (3.2)
  4.1*  Form of Indenture by and among the Registrant and First Trust National
        Association, as Trustee, relating to the Notes
  4.2+  Specimen Certificate for Common Stock of Matrix Capital (4.1)
  4.3+  Form of Amended and Restated 1996 Stock Option Plan (4.2)
  4.4++ Form of Employee Stock Purchase Plan, as amended (4.1)
  5.1*  Opinion of Jenkens & Gilchrist, a Professional Corporation, regarding the validity of the Notes
 10.1+  Note and Agency Agreement, dated as of August 1, 1995, by and between the Registrant and PHS Mortgage, Inc. as agent (10.1)
 10.2+  First Amendment to Note and Agency Agreement, dated as of August 2,
        1995, by and between the Registrant and PHS Mortgage, Inc., as agent
        (10.2)
 10.3+  Form of 13% Senior Subordinated Note (10.3)
 10.4+  Executive Employment Agreement, dated as of January 1, 1996, by and between the Registrant and David W. Kloos (10.4)
 10.5+  Employment Agreement, dated as of January 1, 1995, between Matrix
        Capital Bank and Gary Lenzo and as amended January 1, 1996 (10.5)
 10.6+  Loan Agreement, dated as of October 2, 1995, by and between Matrix
        Diversified, Inc. and the Registrant (10.6)
 10.7+  Multiple Advance Term Loan Agreement, dated as of June 27, 1994, by and between Matrix Capital Corporation and CorTrust Bank (10.8)
 10.8+  Multiple Advance Fixed Rate Term Loan Promissory Note, dated as of June
        30, 1994, from Matrix Capital Corporation, as maker, to CorTrust Bank, as payee (10.9)
 10.9+  Mortgage Loan Purchase and Servicing Agreement, dated as of August 1,
        1993, by and between Argo Federal Savings Bank, FSB, and Matrix
        Financial Services Corporation (10.11)
 10.10+ Mortgage Loan Repurchase Agreement, dated as of March 30, 1995, by and between PaineWebber Real Estate Securities, Inc. and Matrix Financial
        Services Corporation (10.27)
 10.11+ Multiple Advance Fixed Rate Term Loan Promissory Note, dated as of
        October 19, 1994, from Matrix Capital Corporation, as maker, to
        CorTrust, as payee (10.29)
 10.12+ Assignment and Assumption Agreement, dated as of June 28, 1996, by and among Mariano C. DeCola, William M. Howdon, R. James Nicholson and
        Matrix Funding Corp. (10.30)

 10.13+    Development Management Agreement, dated as of June 28, 1996, by and among Fort Lupton, L.L.C. and Matrix Funding Corp. (10.31)
 10.14+    Assignment and Assumption of PUD Agreement, dated as of June 28,
           1996, by and among Fort Lupton, L.L.C. and Matrix Funding Corp.
           (10.32)
 10.15+    Lease, dated as of October 1, 1995, by and between the Registrant and Matrix Financial Services Corporation (10.33)
 10.16+    Promissory Note, dated as of December 31, 1995, from D. Mark
           Spencer, as maker, to the Registrant, as payee (10.35)
 10.17+    Fort Lupton Golf course Residential and Planned Unit Development
           Agreement, dated as of November 28, 1995 (10.36)
 10.18+    Loan Agreement, dated as of December 10, 1994, by and between the
           Registrant and Bankers' Bank of the West (10.37)
 10.19+    Continuing Guaranty of D. Mark Spencer, dated as of December 10,
           1994 (10.38)
 10.20+    Continuing Guaranty of Richard V. Schmitz, dated as of December 10,
           1994 (10.39)
 10.21+    Continuing Guaranty of Guy A. Gibson, dated as of December 10, 1994
           (10.40)
 10.22+    Loan Agreement, dated as of June 21, 1996, by and between Matrix
           Funding Corporation and The First Security Bank (10.41)
 10.23+    Loan Agreement, dated as of June 29, 1995, by and between the
           Registrant and Bank One, Arizona, N.A. (10.42)
 10.24+    Promissory Note, dated as of June 29, 1995, from the Registrant to
           Bank One, Arizona, N.A. (10.43)
 10.25+    Deed of Trust, Assignment of Rents, Security Agreement and Fixture
           Filing, dated as of June 29, 1995, from the Registrant to Arizona
           Trust Deed Corporation, as trustee (10.44)
 10.26+    Loan Agreement, dated July 10, 1992, by and between American
           Strategic Income Portfolio Inc. and Matrix Financial Services
           Corporation (10.45)
 10.27+    Promissory Note, dated as of July 10, 1992, by Matrix Financial
           Services Corporation, as maker, to American Strategic Income
           Portfolio, Inc., as payee (10.46)
 10.28+++  Agreement and Plan of Merger, dated as of November 22, 1996, by and among the Registrant, The Vintage Group, Inc. and Matrix/Vintage
           Acquisition, Inc. (10.1)
 10.29+++  Asset Purchase and Exchange Agreement, dated as of February 4, 1997, by and among the Registrant and STC Holdings, Inc. (10.2)
 10.30++++ Lease, dated as of October 1, 1996, by and between the Registrant and Creative Networks, LLC
 10.31++++ Revolving Subordinated Loan Agreement, dated as of October 18, 1996, by and between Matrix Financial Services Corporation and the
           Registrant
 10.32++++ Amended and Restated Loan Agreement, dated as of January 31, 1997, by and between Matrix Financial Services Corporation, as borrower, and Bank One, Texas, N.A., as agent, and certain lenders, as lenders
 10.33++++ Amended and Restated Warehouse Note, dated as of January 31, 1997, from Matrix Financial Services Corporation, as borrower, and Bank
           One, Texas, N.A., as lender
 10.34++++ Amended and Restated Swing Note, dated as of January 31, 1997, from
           Matrix Financial Services Corporation, as borrower, and Bank One,
           Texas, N.A., as lender
 10.35++++ Amended and Restated Working-Capital Note, dated as of January 31,
           1997, from Matrix Financial Services Corporation, as borrower, and
           Bank One, Texas, N.A., as lender
 10.36++++ Amended and Restated Term-Line Note, dated as of January 31, 1997, from Matrix Financial Services Corporation, as borrower, and Bank
           One, Texas, N.A., as lender
 10.37++++ Amended and Restated Guaranty, dated as of January 31, 1997, from the Registrant to Bank One, Texas, N.A.
 10.38++++ Employment Agreement, dated as of February 4, 1997, by and between the Registrant and Paul Skretny
 10.39++++ Credit Agreement, dated as of March 12, 1997, by and between Matrix
           Capital Corporation, as borrower, and Bank One, Texas, N.A., as agent, and certain lenders, as lenders

10.40++++  Term Note, dated as of March 12, 1997, from Matrix Capital Corporation, as borrower, and Bank One,
           Texas, N.A., as lender
10.41++++  Revolving Note, dated as of March 12, 1997, from Matrix Capital Corporation, as borrower, and Bank
           One, Texas, N.A., as lender
10.42++++  Guaranty Form, dated as of March 12, 1997, from each of the Registrant's significant subsidiaries to
           Bank One, Texas, N.A.,as agent
11.1**     Statement regarding computation of per share earnings
12.1**     Statement regarding computation of ratios
21.1++++   Subsidiaries of the Registrant
23.1**     Consent of Ernst & Young LLP
23.2       Consent of Jenkens & Gilchrist, a Professional Corporation (included in Exhibit 5.1 above)
24.1**     Power of Attorney (set forth on the signature page to this Registration Statement)
25.1*      Statement of Eligibility on Form T-1 of First Trust National Association, as Trustee

--------
 *Filed herewith.

**Previously filed.
+ Incorporated by reference from the exhibit number shown in parenthesis from the Registrant's registration statement on Form S-1 (No. 333-10223), filed by the Registrant with the Commission.
++ Incorporated by reference from the exhibit number shown in parenthesis form the Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 1996, filed by the Registrant with the Commission.
+++ Incorporated by reference from the exhibit number shown in parenthesis from the Registrant's current report on Form 8-K, filed with the Commission on February 20, 1997.
++++ Incorporate by reference from the exhibit number shown in parenthesis from the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 1996, filed by the Registrant with the Commission.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DENVER, STATE OF COLORADO, ON THE 19TH DAY OF SEPTEMBER, 1997.

                                          Matrix Capital Corporation

                                                          *
                                          By:__________________________________
                                                       GUY A. GIBSON
                                               President and Chief Executive
                                                          Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

                                       President, Chief
               *                        Executive Officer,      September 19,
-------------------------------------   and Director              1997
            GUY A. GIBSON               (Principal
                                        Executive Officer)

                                       Chairman of the
               *                        Board                   September 19,
-------------------------------------                             1997
         RICHARD V. SCHMITZ

                                       Vice Chairman of the
               *                        Board                   September 19,
-------------------------------------                             1997
           D. MARK SPENCER

                                       Director
               *                                                September 19,
-------------------------------------                             1997
          THOMAS M. PIERCY


         /s/ David W. Kloos            Senior Vice
-------------------------------------   President, Chief        September 19,
           DAVID W. KLOOS               Financial Officer,        1997
                                        and Director
                                        (Principal
                                        Accounting and
                                        Financial Officer)

           SIGNATURE                        TITLE                DATE

                                        Director
               *                                                September 19,
-------------------------------------                             1997
            STEPHEN SKIBA

                                        Director
               *                                                September 19,
-------------------------------------                             1997
           DAVID A. FRANK

*By:   /s/ David W. Kloos
  ---------------------------------

        DAVID W. KLOOS,

        ATTORNEY-IN-FACT

                             INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
 EXHIBIT                                                              NUMBERED
   NO.                         DESCRIPTION                              PAGE
 ------- -------------------------------------------------------    ------------
  1.1*   Form of Purchase Agreement
  3.1+   Form of Amended and Restated Articles of Incorporation
         of Matrix Capital Corporation (3.1)
  3.2+   Form of Bylaws of Matrix Capital Corporation, as
         amended (3.2)
  4.1*   Form of Indenture by and among the Registrant and First
         Trust National Association, as Trustee, relating to the
         Notes
  4.2+   Specimen Certificate for Common Stock of Matrix Capital
         (4.1)
  4.3+   Form of Amended and Restated 1996 Stock Option Plan
         (4.2)
  4.4++  Form of Employee Stock Purchase Plan, as amended (4.1)
  5.1*   Opinion of Jenkens & Gilchrist, a Professional
         Corporation, regarding the validity of the Notes
 10.1+   Note and Agency Agreement, dated as of August 1, 1995,
         by and between the Registrant and PHS Mortgage, Inc. as
         agent (10.1)
 10.2+   First Amendment to Note and Agency Agreement, dated as
         of August 2, 1995, by and between the Registrant and
         PHS Mortgage, Inc., as agent (10.2)
 10.3+   Form of 13% Senior Subordinated Note (10.3)
 10.4+   Executive Employment Agreement, dated as of January 1,
         1996, by and between the Registrant and David W. Kloos
         (10.4)
 10.5+   Employment Agreement, dated as of January 1, 1995,
         between Matrix Capital Bank and Gary Lenzo and as
         amended January 1, 1996 (10.5)
 10.6+   Loan Agreement, dated as of October 2, 1995, by and
         between Matrix Diversified, Inc. and the Registrant
         (10.6)
 10.7+   Multiple Advance Term Loan Agreement, dated as of June
         27, 1994, by and between Matrix Capital Corporation and
         CorTrust Bank (10.8)
 10.8+   Multiple Advance Fixed Rate Term Loan Promissory Note,
         dated as of June 30, 1994, from Matrix Capital
         Corporation, as maker, to CorTrust Bank, as payee (10.9)
 10.9+   Mortgage Loan Purchase and Servicing Agreement, dated
         as of August 1, 1993, by and between Argo Federal
         Savings Bank, FSB, and Matrix Financial Services
         Corporation (10.11)
 10.10+  Mortgage Loan Repurchase Agreement, dated as of March
         30, 1995, by and between PaineWebber Real Estate
         Securities, Inc. and Matrix Financial Services
         Corporation (10.27)
 10.11+  Multiple Advance Fixed Rate Term Loan Promissory Note,
         dated as of October 19, 1994, from Matrix Capital
         Corporation, as maker, to CorTrust, as payee (10.29)
 10.12+  Assignment and Assumption Agreement, dated as of June
         28, 1996, by and among Mariano C. DeCola, William M.
         Howdon, R. James Nicholson and Matrix Funding Corp.
         (10.30)
 10.13+  Development Management Agreement, dated as of June 28,
         1996, by and among Fort Lupton, L.L.C. and Matrix
         Funding Corp. (10.31)
 10.14+  Assignment and Assumption of PUD Agreement, dated as of
         June 28, 1996, by and among Fort Lupton, L.L.C. and
         Matrix Funding Corp. (10.32)
 10.15+  Lease, dated as of October 1, 1995, by and between the
         Registrant and Matrix Financial Services Corporation
         (10.33)
 10.16+  Promissory Note, dated as of December 31, 1995, from D.
         Mark Spencer, as maker, to the Registrant, as payee
         (10.35)
 10.17+  Fort Lupton Golf course Residential and Planned Unit
         Development Agreement, dated as of November 28, 1995
         (10.36)

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
    NO.                         DESCRIPTION                            PAGE
  -------  -----------------------------------------------------   ------------
 10.18+    Loan Agreement, dated as of December 10, 1994, by and
           between the Registrant and Bankers' Bank of the West
           (10.37)
 10.19+    Continuing Guaranty of D. Mark Spencer, dated as of
           December 10, 1994 (10.38)
 10.20+    Continuing Guaranty of Richard V. Schmitz, dated as
           of December 10, 1994 (10.39)
 10.21+    Continuing Guaranty of Guy A. Gibson, dated as of
           December 10, 1994 (10.40)
 10.22+    Loan Agreement, dated as of June 21, 1996, by and
           between Matrix Funding Corporation and The First
           Security Bank (10.41)
 10.23+    Loan Agreement, dated as of June 29, 1995, by and
           between the Registrant and Bank One, Arizona, N.A.
           (10.42)
 10.24+    Promissory Note, dated as of June 29, 1995, from the
           Registrant to Bank One, Arizona, N.A. (10.43)
 10.25+    Deed of Trust, Assignment of Rents, Security
           Agreement and Fixture Filing, dated as of June 29,
           1995, from the Registrant to Arizona Trust Deed
           Corporation, as trustee (10.44)
 10.26+    Loan Agreement, dated July 10, 1992, by and between
           American Strategic Income Portfolio Inc. and Matrix
           Financial Services Corporation (10.45)
 10.27+    Promissory Note, dated as of July 10, 1992, by Matrix
           Financial Services Corporation, as maker, to American
           Strategic Income Portfolio, Inc., as payee (10.46)
 10.28+++  Agreement and Plan of Merger, dated as of November
           22, 1996, by and among the Registrant, The Vintage
           Group, Inc. and Matrix/Vintage Acquisition, Inc.
           (10.1)
 10.29+++  Asset Purchase and Exchange Agreement, dated as of
           February 4, 1997, by and among the Registrant and STC
           Holdings, Inc. (10.2)
 10.30++++ Lease, dated as of October 1, 1996, by and between the Registrant and Creative Networks, LLC
 10.31++++ Revolving Subordinated Loan Agreement, dated as of
           October 18, 1996, by and between Matrix Financial
           Services Corporation and the Registrant
 10.32++++ Amended and Restated Loan Agreement, dated as of
           January 31, 1997, by and between Matrix Financial
           Services Corporation, as borrower, and Bank One,
           Texas, N.A., as agent, and certain lenders, as
           lenders
 10.33++++ Amended and Restated Warehouse Note, dated as of
           January 31, 1997, from Matrix Financial Services
           Corporation, as borrower, and Bank One, Texas, N.A.,
           as lender
 10.34++++ Amended and Restated Swing Note, dated as of January
           31, 1997, from Matrix Financial Services Corporation,
           as borrower, and Bank One, Texas, N.A., as lender
 10.35++++ Amended and Restated Working-Capital Note, dated as of January 31, 1997, from Matrix Financial Services
           Corporation, as borrower, and Bank One, Texas, N.A.,
           as lender
 10.36++++ Amended and Restated Term-Line Note, dated as of
           January 31, 1997, from Matrix Financial Services
           Corporation, as borrower, and Bank One, Texas, N.A.,
           as lender
 10.37++++ Amended and Restated Guaranty, dated as of January
           31, 1997, from the Registrant to Bank One, Texas,
           N.A.
 10.38++++ Employment Agreement, dated as of February 4, 1997, by and between the Registrant and Paul Skretny
 10.39++++ Credit Agreement, dated as of March 12, 1997, by and between Matrix Capital Corporation, as borrower, and
           Bank One, Texas, N.A., as agent, and certain lenders,
           as lenders
 10.40++++ Term Note, dated as of March 12, 1997, from Matrix
           Capital Corporation, as borrower, and Bank One,
           Texas, N.A., as lender
 10.41++++ Revolving Note, dated as of March 12, 1997, from
           Matrix Capital Corporation, as borrower, and Bank
           One, Texas, N.A., as lender

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
    NO.                         DESCRIPTION                            PAGE
  -------  -----------------------------------------------------   ------------
 10.42++++ Guaranty Form, dated as of March 12, 1997, from each of the Registrant's significant subsidiaries to Bank
           One, Texas, N.A.,as agent
 11.1**    Statement regarding computation of per share earnings
 12.1**    Statement regarding computation of ratios
 21.1++++  Subsidiaries of the Registrant
 23.1**    Consent of Ernst & Young LLP
 23.2      Consent of Jenkens & Gilchrist, a Professional
           Corporation (included in Exhibit 5.1 above)
 24.1**    Power of Attorney (set forth on the signature page to
           this Registration Statement)
 25.1*     Statement of Eligibility on Form T-1 of First Trust
           National Association, as Trustee

--------

 *Filed herewith.

**Previously filed.

+ Incorporated by reference from the exhibit number shown in parenthesis from the Registrant's registration statement on Form S-1 (No. 333-10223), filed by the Registrant with the Commission.

++ Incorporated by reference from the exhibit number shown in parenthesis form the Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 1996, filed by the Registrant with the Commission.

+++ Incorporated by reference from the exhibit number shown in parenthesis from the Registrant's current report on Form 8-K, filed with the Commission on February 20, 1997.

++++ Incorporate by reference from the exhibit number shown in parenthesis from the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 1996, filed by the Registrant with the Commission.